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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report
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                                 October 1, 2002



                               Crosswalk.com, Inc.
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             (Exact name of registrant as specified in its Charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)

                                    00-22847
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                            (Commission File Number)

                                   54-1831588
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                        (IRS Employer Identification No.)

                      4100 Lafayette Center Dr., Suite 110
                            Chantilly, Virginia 20151
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               (Address of principal executive offices) (Zip Code)

                                 (703) 968-4808
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              (Registrant's telephone number, including area code)


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

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
                               CROSSWALK.COM, INC.
                                    FORM 8-K

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On September 25, 2002, Crosswalk.com, Inc. (the "Company") received formal notification that Ernst & Young LLP ("E&Y") resigned as the Company's principal Independent Public Accountants.

During the Company's two most recent fiscal years and the interim period preceding termination, there were no disagreements between the Company and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of E&Y would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. E&Y has advised the Company by letter dated October 1, 2002 that it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-B in this report on Form 8-K.

E&Y's report on the Company's financial statements for fiscal year 2000 did not contain an adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope or accounting principles. For fiscal year 2001, E&Y's report on the Company's financial statements included an opinion of substantial doubt about the Company's ability to continue as a going concern.

Effective September 30, 2002, Johnson, Miller & Co. was engaged as the new independent accountant for the Company. The decision to engage Johnson, Miller & Co. was recommended by the Audit Committee of the Board of Directors of the Company and was also approved by the Board of Directors.

During the two fiscal years ended December 31, 2000 and December 31, 2001 and the period from January 1, 2002 to September 30, 2002 the Company did not consult Johnson, Miller & Co. regarding the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or any matter that was either the subject of a disagreement or a reportable event.

ITEM 5. OTHER

On Thursday, September 19, 2002, the Company held a Special Meeting of Stockholders to vote upon three proposals. Proxies for the meeting were solicited pursuant to Regulation 14A under the Exchange Act.

In the first proposal, the Company sought the approval of the $4.1 million cash sale of substantially all of the assets, used, required, useful or otherwise relating to the ownership, development and operations of the crosswalk.com website, pursuant to the asset purchase agreement, dated as of August 19, 2002, by and among Crosswalk.com, Inc. and Oneplace, LLC, a wholly owned subsidiary of Salem Communications Corporation, in the form of Annex A attached to the proxy statement.

The result of the election was 6,455,931 shares or 63.1 % of the shares outstanding and eligible to vote, voting in favor, with 246,739 shares voting against, and 2,430 shares voting to abstain. Thus by majority vote of the shares outstanding and eligible to vote, the $4.1 million cash sale of substantially all of the assets used, required, useful or otherwise relating to the ownership, development and operations of the crosswalk.com website, to Oneplace, LLC, stands approved. The Company anticipates closing on this transaction within the next few weeks.

The second proposal sought shareholder approval of the Business Plan of AMEN Properties. This business plan, as presented in the proxy statement, is for future business operations of the Company to acquire assets, which the Company believes will increase the equity value of the firm, while yielding significant ordinary income, all in an effort to fully utilize the net operating loss carry forward position the Company has generated. The Company intends to focus on value added plays in three distinct arenas that have historically generated large amounts of ordinary income. These three areas are Office Buildings in Secondary Stagnant Markets, Office Buildings in Out of Favor Growth Markets, and Oil and Gas Royalties. Approval of this Business Plan will also involve a change in the Company's name to "AMEN Properties, Inc.", which is the subject of Proposal Three.

The result of the election was 5,057,600 shares or 95.3% of the votes cast, voting for the proposal, 223,267 shares voting against, and 23,445 shares voting to abstain. Thus, by majority of the votes cast, the Business Plan of Amen Properties was approved.

The Company's Board of Directors has approved an amendment to the Company's Certificate of Incorporation to change the name of the Company to AMEN Properties, Inc. In light of the asset sale and the Company's new Business Plan going forward after asset sale closure, the Board of Directors believes that this name change is appropriate. AMEN Properties, Inc. reflects the vision and mission of the Plan to provide returns to investors through the select acquisition of cash producing properties and other assets. Therefore, the shareholders were requested to approve proposal three to approve an amendment to the Company's certificate of incorporation to change the name of the Company to AMEN Properties, Inc.

The result of the election was 9,738,265 shares or 97.8% of the votes cast, voting for the proposal, 220,999 shares voting against, and 1,730 shares voting to abstain. Thus by majority of the votes cast, the proposal to amend the Company's certificate of incorporation to change the name of the Company to AMEN Properties, Inc. is approved.

After the adjournment of the Special Meeting of Stockholders, the Company's Board of Directors held a meeting, which consistent with proxy statement disclosure, resulted in the appointment of Eric Oliver as Chairman and Chief Executive Officer, replacing the resigning Jim Buick, Chairman of the Company since 1998 and Scott Fehrenbacher, Chief Executive Officer and President since 2001. Jon Morgan was appointed to the newly formed position of President and Chief Operating Officer. Bruce Edgington and Earl Gjelde will remain on the Board of Directors and, along with Mr. Oliver, will be the members of the Audit Committee, with Mr. Edgington as chair. Max Carey who served on the Board of Directors since 1997 and Dr. Ike Reighard, elected to the Board of Directors in May of 2002 also voluntarily resigned in full support of the Company's new direction.

The Company will be located at 303 W. Wall Street, Suite 1700, Midland, Texas 79701. The mailing address is P.O. Box 2888 Midland, TX 79702. The telephone number is 915-684-3821.

The Company will effectuate the name change to AMEN Properties, Inc. immediately after the imminent closing of the transaction with Oneplace, LLC.

FORWARD LOOKING STATEMENTS
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This Form 8-K contains certain "forward-looking statements" which represents the
Companys's expectations or beliefs, including, but not limited to, statements concerning the AMEN Properties approved Business Plan and the closing of the transaction with Oneplace, LLC. Any statements contained in this Form 8-K that are not statements of fact may be deemed to be "forward-looking statements." In some cases, "forward-looking statements" can be identified by the use of terminology such as "may," "will," "expects," "believes," "plans,"
"anticipates," "imminent," "potential," or "continue," or the negative thereof or other comparable terminology. Although the Company believes that the expectations reflected in its forward-looking statements are reasonable, it can give no assurance that such expectations or any of its "forward-looking statements" will prove to be correct, and actual results could differ materially from those projected or assumed in the Company's "forward-looking statements."

ITEM 7. EXHIBITS

The following exhibit is filed herewith and this list constitutes the exhibit index.

EXHIBIT NO.     DOCUMENT DESCRIPTION
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   16           Letter from Ernst & Young LLP to the Securities and Exchange
                Commission dated October 1, 2002.




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                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                         Crosswalk.com, Inc.

Date: October 1, 2002                    By:  /s/ Eric Oliver
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                                              Eric Oliver
                                              Chairman of the Board of Directors
                                              and Chief Executive Officer